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                                                                ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Registration Statement File No. 333-50467 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.



                                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
September 20, 2000